Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Report of Jersey Central Power & Light Company ("Company") on Form 10-K for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each undersigned officer of the Company does hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                                 /s/Stephen E. Morgan
                                           ------------------------------------
                                                    Stephen E. Morgan
                                                       President
                                                 (Chief Executive Officer)
                                                     March 15, 2004



                                                 /s/Richard H. Marsh
                                           ------------------------------------
                                                    Richard H. Marsh
                                                Senior Vice President and
                                                  Chief Financial Officer
                                                    March 15, 2004

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